Exhibit 24

PROVIDENT BANKSHARES CORPORATION

POWER OF ATTORNEY

Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the “Company”), hereby appoints Gary N. Geisel, Dennis A. Starliper and Karen L. Malecki, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, an Annual Report on Form 10-K for the Company pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the “Form 10-K”).

2. To file or cause to be filed the Form 10-K with the Securities and Exchange Commission;

3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in connection with Form 10-K.

This power of attorney shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.

/s/ Gary N. Geisel Gary N. Geisel	December 17, 2003

/s/ Dennis A. Starliper	December 17, 2003
Dennis A. Starliper

/s/ Karen L. Malecki	December 17, 2003
Karen L. Malecki

/s/ Melvin A. Bilal	December 17, 2003
Melvin A. Bilal

/s/ Thomas S. Bozzuto	December 17, 2003
Thomas S. Bozzuto

/s/ Kevin G. Byrnes	December 17, 2003
Kevin G. Byrnes

/s/ Ward B. Coe, III	December 17, 2003
Ward B. Coe, III

/s/ Charles W. Cole	December 17, 2003
Charles W. Cole

/s/ William J. Crowley, Jr.	December 17, 2003
William J. Crowley, Jr.

/s/ Pierce B. Dunn	December 17, 2003
Pierce B. Dunn

/s/ Enos K. Fry	December 17, 2003
Enos K. Fry

/s/ Mark K. Joseph	December 17, 2003
Mark K. Joseph

/s/ Barbara B. Lucas	December 17, 2003
Barbara B. Lucas

/s/ Peter M. Martin	December 17, 2003
Peter M. Martin

/s/ Francis G. Riggs	December 17, 2003
Francis G. Riggs

/s/ Sheila K. Riggs	December 17, 2003
Sheila K. Riggs

/s/ Donald E. Wilson	December 17, 2003
Donald E. Wilson